Exhibit 99.01

Cepheid 904 Caribbean Drive Sunnyvale, CA 94089 Telephone: 408.541.4191 Fax: 408.541.4192	For Media & Investor Inquiries: Jacquie Ross, CFA Tel: (408) 400 8329 corporate.communications@cepheid.com

CEPHEID REPORTS FIRST QUARTER 2016 RESULTS

SUNNYVALE, California, April 28, 2016 – Cepheid (Nasdaq: CPHD) today reported revenue for the first quarter of 2016 of $144.8 million, representing growth of 9%, or 13% on a constant currency basis, from $132.6 million for the first quarter of 2015. Net loss was $(6.6) million, or $(0.09) per share, which compares to net income of $0.9 million, or $0.01 per share, in the first quarter of 2015.

Excluding stock-based compensation expense, amortization of debt discount and transaction costs, and amortization of purchased intangible assets, non-GAAP net income for the first quarter of 2016 was $6.3 million, or $0.08 per share. This compares to non-GAAP net income of $12.4 million, or $0.17 per share, in the first quarter of 2015, which excluded stock-based compensation expense, amortization of debt discount and transaction costs, and amortization of purchased intangible assets.

“This was a solid start to the year across many parts of our business, with stronger than expected revenue contributions associated with the late surge in what was still a moderate flu season, in addition to strong system placements, particularly in our emerging markets business,” said John Bishop, Cepheid’s Chairman and Chief Executive Officer. “Furthermore, we continued to broaden our Xpert menu with the US release of Xpert Carba-R and the international release of our next generation Xpert MRSA test.”

Continued Bishop, “Cepheid also delivered the milestone 10,000th GeneXpert System during the quarter, and substantially extended our reach in the US market with new agreements with three of the most significant, non-acute distributors. Based on feedback from our early point of care engagements, we have decided to broaden our entry into the US point of care market using the existing GeneXpert System and the planned menu of faster Xpress tests to address the most compelling opportunities for near-patient testing, including Flu, Flu/RSV, Group A Strep, and CT/NG.”

Operational Overview

Total revenue was, in millions:

	Three Months Ended March 31,
	2016	2015	Change
Systems and Other	$24.3	$18.7	30%
Reagents and Disposables	120.5	113.9	6%

Total Revenue	$144.8	$132.6	9%

By geography, total revenue was, in millions:

	Three Months Ended March 31,
	2016	2015	Change
North America	$82.4	$82.3	0%
International	62.4	50.3	24%

Total Revenue	$144.8	$132.6	9%

•	GAAP gross margin was 50% and non-GAAP gross margin was 51% for the first quarter of 2016, which compares to 54% and 55%, respectively, in the first quarter of 2015.

•	Cash, cash equivalents and investments were $355.7 million as of March 31, 2016.

•	DSO was 46 days.

Business Outlook

For the fiscal year ending December 31, 2016, the Company continues to expect:

•	Total revenue to be in the range of $618 to $635 million;

•	Net loss in the range of $(0.57) to $(0.51) per share; and

•	Non-GAAP net income in the range of $0.22 to $0.28 per share.

Expected non-GAAP net income excludes approximately $43 million related to stock-based compensation expense, approximately $11 million related to the amortization of debt discount and transaction costs, and approximately $5 million related to the amortization of purchased intangible assets. The fully diluted share count for the year is expected to be approximately 73 million in the case of a net loss, and approximately 77 million shares in the case of net income.

The following table reconciles net loss per share to the non-GAAP net income per share range:

	Guidance Range for Year
	Ending December 31, 2016
	Low	High
Net Loss Per Share	$(0.57)	$(0.51)
Stock-Based Compensation Expense	0.57	0.57
Amortization of Debt Discount and Transaction Costs	0.07	0.07
Amortization of Purchased Intangible Assets	0.15	0.15

Non-GAAP Measure of Net Income Per Share	$0.22	$0.28

Accessing Cepheid’s 2016 First Quarter Results Conference Call

The Company will host a management presentation at 2 p.m. Pacific Time on Thursday, April 28, 2016 to discuss the results. To access the live webcast, please visit Cepheid’s website at http://ir.cepheid.com. A replay of the webcast will be available shortly following the call and will remain available for at least 90 days.

Summary of Management Presentation

In conjunction with today’s press release, the Company is making a summary of the management presentation immediately available at http://ir.cepheid.com.

About Cepheid

Based in Sunnyvale, California, Cepheid (Nasdaq: CPHD) is a leading molecular diagnostics company that is dedicated to improving healthcare by developing, manufacturing, and marketing accurate yet easy-to-use molecular systems and tests. By automating highly complex and time-consuming manual procedures, the Company’s solutions deliver a better way for institutions of any size to perform sophisticated genetic testing for organisms and genetic-based diseases. Through its strong molecular biology capabilities, the Company is focusing on those applications where accurate, rapid, and actionable test results are needed most, such as managing infectious diseases and cancer. For more information, visit http://www.cepheid.com.

Use of Non-GAAP Measures

The Company has supplemented its reported GAAP financial information, including (1) non-GAAP net income and non-GAAP gross margin that do not include stock-based compensation expense, amortization of debt discount and transaction costs and amortization of purchased intangible assets and (2) revenue metrics presented on a constant currency basis. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with U.S. GAAP. The Company’s management uses the non-GAAP information internally to evaluate its ongoing business, continuing operational performance and cash requirements, and believes these non-GAAP measures are useful to investors as they provide a basis for evaluating the Company’s cash requirements and additional insight into the underlying operating results and the Company’s ongoing performance in the ordinary course of its operations.

These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with its results of operations as determined in accordance with U.S. GAAP and that these measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.

Non-GAAP Net Income and Non-GAAP Gross Margin

As described above, the Company excludes the following items from one or more of its non-GAAP net income and non-GAAP gross margin when applicable:

Stock-based Compensation Expense. This consists primarily of expenses for stock options and restricted stock under ASC 718 (formerly SFAS 123(R)). The Company excludes stock-based compensation expense from its non-GAAP measures primarily because it is a non-cash expense that the Company does not believe is reflective of ongoing operating results in the period incurred. Further, as the Company applies ASC 718, it believes that it is useful to investors to understand the impact of the application of ASC 718 on its results of operations.

Amortization of Debt Discount and Transaction Costs. The Company incurs amortization of debt discount and transaction costs in connection with the Convertible Senior Notes issued in February 2014. The Company excludes these amounts because these expenses are not reflective of ongoing operating results in the period incurred. These amounts arise from the Company’s issuance of debt and have no direct correlation to the operation of the Company’s business.

Amortization of Purchased Intangible Assets. The Company incurs amortization of purchased intangible assets in connection with acquisitions. The Company excludes these amounts because these expenses are not reflective of ongoing operating results in the period incurred. These amounts arise from the Company’s prior acquisitions and have no direct correlation to the operation of the Company’s business.

Constant Currency

The Company presents certain revenue information in this release on a constant currency basis that excludes the effect of foreign currency rate fluctuations and hedging transactions. The Company calculates constant currency revenue growth by (i) translating current quarter or year-to-date revenues to constant currency revenues using the applicable prior period exchange rates and (ii) excluding any gain or loss from foreign currency hedge contracts that are reported in revenue. The Company believes constant currency revenue growth provides useful supplemental information to investors about the financial performance of the Company’s business and enables a more accurate comparison of financial results between periods, by excluding the impact of currency rate fluctuations and hedging transactions. Investors should be cautioned that the effect of changing foreign currency exchange rates has an actual effect on operating results.

Forward-Looking Statements

This press release contains forward-looking statements that are not purely historical regarding Cepheid’s or its management’s intentions, beliefs, expectations and strategies for the future, including those relating to projected future growth, future revenues, future net loss/income and profitability and future number of fully-diluted shares, including on a non-GAAP basis, strategic investments, timing of new products, platform features, the effect of new distributorships, the breadth and speed of test menu expansion, geographic expansion, customer segment expansion and market expansion. Because such statements deal with future events, they are subject to various risks and uncertainties, and actual results could differ materially from the Company’s current expectations. Factors that could cause actual results to differ materially include risks and uncertainties such as those relating to: the Company’s success in increasing commercial and HBDC sales and the effectiveness of its sales personnel; the efficacy of the Company’s on-going cost-reduction efforts; the relative mix of commercial and HBDC sales, and relative mix of instrument and test sales; manufacturing costs associated with the ramp-up of new products; the performance and market acceptance of new products, including those related to oncology and genetics; the Company’s ability to sell directly to the smaller hospital market and independent reference laboratory market; sales organization productivity and the productivity and effectiveness of Cepheid’s distributors; the Company’s reliance on distributors in some regions to market, sell and support its products; sufficient customer demand, customer confidence in product availability and available customer budgets for the Company’s customers; the Company’s ability to develop new products, complete clinical trials successfully and obtain regulatory clearances in a timely manner for new products; uncertainties related to the FDA regulatory and international regulatory processes; the level of testing at clinical customer sites, including for Healthcare Associated Infections (HAIs); the Company’s ability to successfully introduce and sell products in clinical markets other than HAIs; long sales cycles and variability in systems placements and reagent pull-through in the Company’s HBDC program; the rate of environmental biothreat testing conducted by the USPS, which will affect the amount of consumable products sold to the USPS; unforeseen supply, development and manufacturing problems; the Company’s ability to manage its inventory levels; the Company’s ability to successfully complete and bring on additional manufacturing lines; the potential need for additional intellectual property licenses for tests and other products and the terms of such licenses; the occurrence of unforeseen expenditures, acquisitions or other transactions; costs associated with litigation; the impact of competitive products and pricing; the impact of foreign currency exchange; the Company’s ability to manage geographically-dispersed operations; the Company’s ability to penetrate new geographic markets and manage the operational risks associated with such new markets; and underlying market conditions worldwide. Readers should also refer to the section entitled “Risk Factors” in Cepheid’s Annual Report on Form 10-K, its most recent Quarterly Report on Form 10-Q, and its other reports filed with the Securities and Exchange Commission.

All forward-looking statements and reasons why results might differ included in this release are made as of the date of this press release, based on information currently available to Cepheid, and Cepheid assumes no obligation to update any such forward-looking statement or reasons why results might differ.

FINANCIAL TABLES FOLLOW

CEPHEID

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2016	2015
Revenue	$144,780	$132,637
Costs and operating expenses:
Cost of sales	72,595	61,201
Collaboration profit sharing	658	1,267
Research and development	29,914	23,986
Sales and marketing	28,795	25,936
General and administrative	15,055	15,642

Total costs and operating expenses	147,017	128,032

Income (loss) from operations	(2,237)	4,605
Other income (expense):
Interest income	660	373
Interest expense	(3,765)	(3,603)
Foreign currency exchange loss and other, net	(528)	(945)

Other expense, net	(3,633)	(4,175)

Income (loss) before income taxes	(5,870)	430
Benefit from (provision for) income taxes	(731)	476

Net income (loss)	$(6,601)	$906

Basic net income (loss) per share	$(0.09)	$0.01

Diluted net income (loss) per share	$(0.09)	$0.01

Shares used in computing basic net income (loss) per share	72,588	71,262

Shares used in computing diluted net income (loss) per share	72,588	73,189

CEPHEID

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	March 31,	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$89,820	$112,568
Short-term investments	202,492	210,147
Accounts receivable, net	72,626	66,550
Inventory, net	150,426	148,690
Prepaid expenses and other current assets	26,637	18,515

Total current assets	542,001	556,470
Property and equipment, net	143,969	127,639
Investments	63,361	62,175
Other non-current assets	5,643	4,205
Intangible assets, net	23,812	25,241
Goodwill	39,681	39,681

Total assets	$818,467	$815,411

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$57,963	$57,771
Accrued compensation	30,112	39,015
Accrued royalties	4,140	5,469
Accrued and other liabilities	27,616	27,451
Current portion of deferred revenue	13,586	12,778

Total current liabilities	133,417	142,484
Long-term portion of deferred revenue	6,936	5,538
Convertible senior notes, net	284,295	281,627
Other liabilities	16,639	15,779

Total liabilities	441,287	445,428

Shareholders’ equity:
Common stock	453,943	449,704
Additional paid-in capital	272,480	263,429
Accumulated other comprehensive loss, net	(400)	(908)
Accumulated deficit	(348,843)	(342,242)

Total shareholders’ equity	377,180	369,983

Total liabilities and shareholders’ equity	$818,467	$815,411

CEPHEID

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2016	2015
Cash flows from operating activities:
Net Income (loss)	$(6,601)	$906
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization of property and equipment	7,532	6,045
Amortization of intangible assets	1,429	1,673
Unrealized foreign exchange differences	(101)	1,455
Amortization of debt discount and transaction costs	2,667	2,502
Stock-based compensation expense	9,007	7,557
Excess tax benefits from stock-based compensation expense	—	(53)
Other non-cash items	357	142
Changes in operating assets and liabilities:
Accounts receivable	(6,076)	(5,910)
Inventory, net	(1,693)	(8,160)
Prepaid expenses and other current assets	(7,459)	(2,299)
Other non-current assets	(68)	(197)
Accounts payable and other current and non-current liabilities	(1,408)	5,512
Accrued compensation	(8,904)	(8,776)
Deferred revenue	2,205	341

Net cash provided by (used in) operating activities	(9,113)	738
Cash flows from investing activities:
Capital expenditures	(22,741)	(9,989)
Cost of acquisitions, net	—	(3,000)
Proceeds from sale of equipment and an intangible asset	24	339
Proceeds from sales of marketable securities and investments	21,230	13,303
Proceeds from maturities of marketable securities and investments	58,627	61,774
Purchases of marketable securities and investments	(73,040)	(62,494)
Transfer from (to) restricted cash	(2,059)	31

Net cash used in investing activities	(17,959)	(36)
Cash flows from financing activities:
Net proceeds from the issuance of common shares and exercise of stock options	4,251	13,804
Excess tax benefits from stock-based compensation expense	—	53
Principal payment of notes payable	(43)	(39)

Net cash provided by financing activities	4,208	13,818
Effect of foreign exchange rate change on cash and cash equivalents	116	(1,557)

Net increase (decrease) in cash and cash equivalents	(22,748)	12,963
Cash and cash equivalents at beginning of period	112,568	96,663

Cash and cash equivalents at end of period	$89,820	$109,626

CEPHEID

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2016	2015
Revenue, as reported	$144,780	$132,637
Foreign currency exchange impact on Q1’16 revenue using Q1’15 rates	2,569	—
Loss/(benefit) from cash flow hedges	(26)	(2,194)

Revenue, at constant currency	$147,323	$130,443
Revenue growth, as reported	9%
Revenue growth, at constant currency	13%
Cost of sales	$72,595	$61,201
Stock-based compensation expense	(1,515)	(1,040)
Amortization of purchased intangible assets	(829)	(1,024)

Non-GAAP measure of cost of sales	$70,251	$59,137
Gross margin on revenue per GAAP	50%	54%
Gross margin on revenue per Non-GAAP	51%	55%
Operating expenses	$73,764	$65,564
Stock-based compensation expense	(7,523)	(6,517)
Amortization of purchased intangible assets	(340)	(384)

Non-GAAP measure of operating expenses	$65,901	$58,663
Income (loss) from operations	$(2,237)	$4,605
Stock-based compensation expense	9,038	7,557
Amortization of purchased intangible assets	1,169	1,408

Non-GAAP measure of income from operations	$7,970	$13,570
Net income (loss)	$(6,601)	$906
Stock-based compensation expense	9,038	7,557
Amortization of debt discount and transaction cost	2,667	2,502
Amortization of purchased intangible assets	1,169	1,408

Non-GAAP measure of net income	$6,273	$12,373
Basic net income (loss) per share	$(0.09)	$0.01
Stock-based compensation expense	0.12	0.11
Amortization of debt discount and transaction cost	0.04	0.03
Amortization of purchased intangible assets	0.02	0.02

Non-GAAP measure of net income per share	$0.09	$0.17
Diluted net income (loss) per share	$(0.09)	$0.01
Stock-based compensation expense	0.12	0.11
Amortization of debt discount and transaction cost	0.04	0.03
Amortization of purchased intangible assets	0.01	0.02

Non-GAAP measure of net income per share	$0.08	$0.17
Shares used in computing basic net income (loss) per share	72,588	71,262
Shares used in computing GAAP diluted net income (loss) per share	72,588	73,189
Shares used in computing Non-GAAP diluted net income per share	73,994	74,097